SUPPLEMENT DATED APRIL 29, 2022 TO THE

Prospectuses dated May 1, 2019, as amended, for

NYLIAC Survivorship Variable Universal Life

Variable Universal Life Provider

Prospectuses dated May 1, 2008, as amended, for

NYLIAC Pinnacle Variable Universal Life Policies

NYLIAC Pinnacle Survivorship Variable Universal Life Policies

Prospectus dated May 1, 2014, as amended, for

New York Life Lifetime Wealth Variable Universal Life

NYLIAC Single Premium Variable Universal Life

New York Life Legacy Creator Single Premium Variable Universal Life

INVESTING IN

NYLIAC Variable Universal Life Separate Account – I

This supplement amends the prospectuses you received, as amended, (each a “Prospectus,” and together, the “Prospectuses”) for the variable universal life policies offered through the separate account referenced above. You should read this information carefully and retain this supplement for future reference, together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

The purpose of this supplement is to note changes to certain Eligible Portfolios listed in the Prospectuses as of May 1, 2022. Keeping this purpose in mind, please note the following changes:

I:	Changes related to the Mainstay VP T. Rowe Equity Income Portfolio

The Mainstay VP T. Rowe Equity Income Portfolio-Initial Class, which was previously closed to new investments on November 13, 2017, will be reopened and eligible for new and existing investments under a new name and subadviser.

All references in the Prospectuses to:

•	MainStay VP T. Rowe Price Equity Income Portfolio — Initial Class will be deleted and replaced with MainStay VP American Century Sustainable Equity — Initial Class.
•	The information regarding the Mainstay VP T. Rowe Price Equity Income Portfolio in the table in the “Funds and Eligible Portfolios” section of each of the Prospectuses is replaced with the following:

Funds and Eligible Portfolios	Investment Adviser	Investment Objective

MainStay VP American Century Sustainable Equity – Initial Class (formerly Mainstay VP T. Rowe Equity Income Portfolio – Initial Class)	New York Life Investments Subadviser: American Century Investment Management, Inc.	• Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.

II:	Changes related to MainStay VP S&P 500 Index

All references in the Prospectuses to:

•	MainStay VP MacKay S&P 500 Index—Initial Class will be deleted and replaced with MainStay VP S&P 500 Index—Initial Class

•	MacKay Shields as the subadvisor to the portfolio is hereby replaced with IndexIQ Advisors LLC.

III:	Change related to Invesco V.I International Growth Fund

The following change is applicable to all the Prospectuses except NYLIAC Pinnacle Variable Universal Life and Pinnacle Survivorship Variable Universal Life Policies. All references in the relevant Prospectuses to:

•	Invesco V.I. International Growth Fund—Series 1 will be deleted and replaced with Invesco V.I. EQV International Equity Fund—Series 1

IV:	Change related to T. Rowe Price Limited-Term Bond Portfolio

The following change is only applicable to the Prospectuses for NYLIAC Pinnacle Variable Universal Life, Pinnacle Survivorship Variable Universal Life Policies and the New York Life Lifetime Wealth Variable Universal Life Policy. In the Investment Adviser column for T. Rowe Price Limited-Term Bond Portfolio—Initial Class in the table of Eligible Portfolios in the “Funds and Eligible Portfolios” section of these prospectuses, the following disclosure is added:

•	T. Rowe Price Hong Kong Limited (Price Hong Kong) is added as a subadvisor to the portfolio.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010